BLACKROCK FUNDSSM
BlackRock Aurora Portfolio

SUPPLEMENT DATED DECEMBER 10, 2009 TO THE PROSPECTUSES
OF BLACKROCK AURORA PORTFOLIO DATED JANUARY 28, 2009

        Anthony F. Forcione replaces Wayne J. Archambo as a co-portfolio manager of BlackRock Aurora Portfolio (“Aurora”). The following changes are made to the prospectuses:

        The section in the prospectuses captioned “Details About the Funds — How Each Fund Invests — About the Portfolio Management Team of Aurora” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF AURORA

Aurora is managed by a team of financial professionals. Anthony F. Forcione, CFA and Kate O’Connor, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

        In addition, the section in the prospectuses captioned “Management of the Funds — Portfolio Management Information — Aurora Portfolio” is deleted in its entirety and replaced with the following:

Aurora Portfolio

        Aurora is managed by a team of financial professionals. Anthony Forcione, CFA and Kate O’Connor, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Anthony F. Forcione, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2009	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2006 to 2008; Vice President of BlackRock, Inc. in 2005; Vice President of State Street Research & Management from 2002 to 2005.

Kate O’Connor, CFA	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2005	Managing Director of BlackRock, Inc. since 2006; Director of BlackRock, Inc. from 2002 to 2005; Vice President of BlackRock, Inc. from 2001 to 2002.

Shareholders should retain this Supplement for future reference.

Code #PRO-CAPAU-SUP-1209